SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2003

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2998 Douglas Blvd., Suite 330, Roseville, California 95661; 916-677-1133
(Address and telephone number of principal executive offices)

Item 5. Other Events and Required FD Disclosure

On September 18, 2003, Humboldt Bancorp issued a press release announcing the issuance of $27 million of trust preferred securities.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press release dated September 18, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2003	HUMBOLDT BANCORP,
a California Corporation

/s/Patrick J. Rusnak

Patrick J. Rusnak Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press release dated September 18, 2003.